                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR


  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number 811-6042

The Europe Fund, Inc.

Address:  P.O. Box 9011
          Princeton, NJ  08543-9011

Name and address of agent for service:  Terry K. Glenn, President, The Europe
         Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/02

Date of reporting period: 01/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present to you the Annual Report of The Europe Fund, Inc. On December 31, 2002, the end of the period under review, the Fund's net assets totaled $81.2 million. This represents a net asset value ("NAV") per share of $8.07 and a total return of (25.34%), assuming reinvestment of dividends and distributions. In comparison, the MSCI Europe Index rate of return was (18.38%) over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $7.10 per share on the New York Stock Exchange, which represents a 12.02% discount to the Fund's NAV per share and a total return of (24.02%) assuming reinvestment of dividends and distributions. Since its initial value, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions, the NAV total return was 5.96% per annum which compares to a 6.77% increase in the MSCI Europe Index over the same period. Also, the market price had risen 4.28% per annum from its initial value, assuming reinvestment of dividends and distributions.

     We also enclose an economic review, a market review, and a summary of portfolio activity and market outlook together with a summary of the major portfolio investments.

ECONOMIC REVIEW

     In last year's Annual Report we expressed the view that a stretched out rather than rapid recovery was the most likely outcome. Indeed, over the year the macro economic newsflow was rather volatile and mostly downbeat. Fears of a double dip by the Global economy did appear over the summer. Undoubtedly, we are dealing with the bursting of a major bubble. What encourages us is that governments and especially central banks, both in the United States and in Europe, are reacting firmly. The European Central Bank (ECB) finally cut its interest rates by 50 basis points in the fourth quarter, despite inflation remaining slightly above its 2% target. The Bank of England, on the other hand, did keep rates on hold all year, forced to balance a weak global economy against a domestic house price bubble.

     We believe that the European country with the highest potential risk of deflation is Germany. The Eurozone monetary policy is clearly not stimulative enough for that economy. Its structural problems are well known: the construction sector in recession after the early 1990s boom, unit labor costs which are too high and locking into monetary union at too high a level of the Deutschemark. The German government is also struggling to keep its budget deficit below the 3% of GDP requirement of the European Union stability pact.

     While that country is likely to continue to prove a drag on European growth, it is worth noting that half the countries of the Eurozone are enjoying negative real interest rates. This has not, so far, encouraged a corporate capital expenditure recovery, but it has certainly supported consumer spending in most European countries, with again Germany the notable exception.

     Recent negative factors to monitor have been the rise in the oil price, to a two year high on Middle East fears, and the weakness of the U.S. dollar against the Euro, as investors focused on the growing U.S. budget deficit.

MARKET REVIEW

     European stock markets fell in 2002 for the third consecutive year for the first time since the Great Depression of 1929-33. Corporate scandals in both the U.S.A. and in Europe, and geopolitical risks, especially in the Persian Gulf, dominated the mind of investors. This led to a dramatic increase in the risk premium of many shares. With the "quality" of reported profits coming under suspicion, simple business models and dividend paying shares were clearly preferred by investors. As a result, technology and telecom shares had another very poor year. So did insurance shares, as the exposure of these companies to falling stock markets raised solvency fears during the second and third quarters of the year. A number of companies, such as Zurich Insurance, in fact had to launch "rescue" capital increases.

PORTFOLIO ACTIVITY

     In the volatile stock markets of 2002, we have been unable to apply successfully our fundamental investment approach. We have been wrong footed by the extreme pessimism which developed over the summer. With the benefit of hindsight, we were to early in picking up the shares of some companies which experienced dramatic falls because, for example, of a newly found concern by investors about the amount of debt on their balance sheets (e.g. Alstom SA,
Vivendi Universal SA, IntesaBCI SpA, Skandia Forsakrings AB......).

     Assigning a lower probability to the risk of double dip by the European economies also led us to maintain an overweight in software and tourism companies. These two sectors alone impacted negatively the relative performance of the Fund over the year, by about 4 percentage points.

     Some very profitable stock picks in the consumer durables and apparel sector (e.g. Adidas-Salomon AG or Gucci Group NV), or our long standing underweighting of the technology hardware sector were not able to compensate our insufficiently defensive stance.

     Our fourth quarter relative performance was positive, and we expect that, as confidence returns and the equity risk premium "normalizes", more of the shares which we have accumulated over the summer, at what we believe to be very attractive valuation levels, will make some good progress.

OUTLOOK

     While the geopolitical risks remain at the forefront of the mind of consumers, businessmen and investors alike, we can expect to see both economic activity and stock prices remaining subdued. Everyone though is waiting for the same catalyst......once war worries abate, we could see a strong recovery by equity markets and for economic growth. A drop in the oil price, as the war risk premium disappears, would be beneficial in that respect.

     Judging by the statements released by many European insurance companies, especially in Continental Europe, it would appear that in order to protect their capital reserves from the impact of falling stock markets, these local investors have sold a significant portion, if not most, of their equity portfolios over 2002. With the current unattractively low bond yields, European equities could soon, by default, regain some of their attractions and see the return of these domestic investors. Once more, this is dependent on a satisfactory resolution of the current Persian Gulf crisis.

                                Yours sincerely,

               /s/ Terry K. Glenn                               /s/ Michael Legros
                 Terry K. Glenn                                   Michel Legros
                   President                                    Portfolio Manager

February 2003

PORTFOLIO SUMMARY

     The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at December 31, 2002 are outlined below:

   [FUND PIE CHART]

Finland                                                        3.0%

France                                                        25.7%

Germany                                                        9.0%

Italy                                                          8.1%

Netherlands                                                    3.9%

Spain                                                          3.8%

Sweden                                                         1.6%

Switzerland                                                   12.5%

United Kingdom                                                31.6%

Other*                                                         0.8%

[MSCI PIE CHART]

Finland                                                        2.8%

France                                                        13.0%

Germany                                                        8.2%

Ireland                                                        1.0%

Italy                                                          5.4%

Netherlands                                                    7.7%

Spain                                                          4.6%

Sweden                                                         2.7%

Switzerland                                                   11.4%

United Kingdom                                                38.8%

Other*                                                         4.4%

                                           *Countries include Austria, Belgium,
                                            Denmark, Greece,
                                            Norway and Portugal.

     The Fund's ten largest equity holdings expressed as a percentage of net assets at December 31, 2002 were:

Shell Transport & Trading Company PLC......   4.8%
BP Amoco PLC...............................   4.4
Total Fina Elf SA 'B'......................   4.1
Vodafone Group PLC.........................   3.9
GlaxoSmithKline PLC........................   3.3
Nestle SA (Registered Shares)..............   3.3
Royal Bank of Scotland Group PLC...........   2.7
Novartis AG (Registered Shares)............   2.7
Nokia Oyj..................................   2.4
Roche Holding AG (Genuss)..................   2.3
                                             ----
                                             33.9%
                                             ====

     The Fund's sector weightings expressed as a percentage of net assets at December 31, 2002 were:

Financials.................................    24.7%
Consumer Discretionary.....................    15.0
Energy.....................................    14.0
Health Care................................    13.0
Telecommunication Services.................     9.5
Consumer Staples...........................     8.1
Industrials................................     5.3
Information Technology.....................     5.2
Materials..................................     3.6
Utilities..................................     0.7
Cash and Other Assets in Excess of
  Liabilities..............................     0.9
                                             ------
                                              100.0%
                                             ======

--------------------------------------------------------------------------------

THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2002

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
AUTOMOBILES & COMPONENTS
France                     8,500    PSA Peugeot Citroen SA                            $    346,627        0.4%
                          12,500    +Valeo SA                                              392,213        0.5
                                                                                      -------------------------
                                                                                           738,840        0.9
 ...............................................................................................................
Germany                   17,500    Bayerische Motoren Werke (BMW) AG                      530,734        0.7
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN AUTOMOBILES & COMPONENTS        1,269,574        1.6
 ...............................................................................................................
BANKS
France                    32,500    BNP Paribas SA                                       1,324,317        1.6
                          11,000    Credit Lyonnais SA                                     615,263        0.8
                          15,500    Societe General 'A'                                    902,746        1.1
                                                                                      -------------------------
                                                                                         2,842,326        3.5
 ...............................................................................................................
Germany                   11,750    Deutsche Bank AG (Registered Shares)                   541,307        0.6
 ...............................................................................................................
Italy                    775,000    IntesaBCI SpA                                        1,634,703        2.0
                         400,000    UniCredito Italiano SpA                              1,599,286        2.0
                                                                                      -------------------------
                                                                                         3,233,989        4.0
 ...............................................................................................................
Spain                    160,000    Banco Bilbao Vizcaya Argentaria SA                   1,531,284        1.9
 ...............................................................................................................
Switzerland               74,000    Credit Suisse Group (Registered Shares)              1,605,554        2.0
 ...............................................................................................................
United Kingdom           220,000    Barclays PLC                                         1,363,585        1.7
                          85,000    HBOS PLC                                               896,312        1.1
                         150,000    HSBC Holdings PLC                                    1,657,795        2.0
                          90,000    Royal Bank of Scotland Group PLC                     2,155,978        2.7
                                                                                      -------------------------
                                                                                         6,073,670        7.5
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN BANKS                          15,828,130       19.5
 ...............................................................................................................
CAPITAL GOODS
 ...............................................................................................................
France                   110,000    +Alstom SA                                             548,312        0.7
 ...............................................................................................................
Germany                   18,000    Siemens AG                                             765,013        0.9
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN CAPITAL GOODS                   1,313,325        1.6
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES
Denmark                   17,500    +ISS A/S                                          $    630,439        0.8%
 ...............................................................................................................
Netherlands              120,000    Vedior NV 'A'                                          685,048        0.8
 ...............................................................................................................
Spain                         17    +A.B. Capital Fund**                                        --        0.0
 ...............................................................................................................
Sweden                    65,000    Securitas AB 'B'                                       775,825        1.0
 ...............................................................................................................
Switzerland                9,750    Adecco SA (Registered Shares)                          382,187        0.5
 ...............................................................................................................
United Kingdom           200,000    Serco Group PLC (Ordinary)                             493,048        0.6
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN COMMERCIAL SERVICES &
                                    SUPPLIES                                             2,966,547        3.7
 ...............................................................................................................
CONSUMER DURABLES & APPAREL
France                   150,000    +Lectra Systems                                        711,493        0.9
 ...............................................................................................................
Germany                   12,500    Adidas-Salomon AG                                    1,062,518        1.3
 ...............................................................................................................
Italy                     17,000    Gucci Group NV (NY Registered Shares)                1,557,200        1.9
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN CONSUMER DURABLES &
                                    APPAREL                                              3,331,211        4.1
 ...............................................................................................................
DIVERSIFIED FINANCIALS
Netherlands               57,500    ING Groep NV                                           973,896        1.2
 ...............................................................................................................
United Kingdom            65,000    Amvescap PLC                                           416,481        0.5
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN DIVERSIFIED FINANCIALS          1,390,377        1.7
 ...............................................................................................................
ENERGY
France                    23,500    Total Fina Elf SA 'B'                                3,356,348        4.1
 ...............................................................................................................
United Kingdom           140,000    BG Group PLC                                           604,034        0.7
                         525,000    BP Amoco PLC                                         3,608,993        4.4
                         585,000    Shell Transport & Trading Company PLC                3,851,927        4.8
                                                                                      -------------------------
                                                                                         8,064,954        9.9
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN ENERGY                         11,421,302       14.0
 ...............................................................................................................
FOOD & DRUG RETAILING
France                    18,000    Carrefour SA                                           801,469        1.0
                           5,500    Casino Guichard-Perrachon SA                           408,348        0.5
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN FOOD & DRUG RETAILING           1,209,817        1.5
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO
France                     8,500    Pernod-Ricard SA                                  $    823,307        1.0%
 ...............................................................................................................
Switzerland               12,500    Nestle SA (Registered Shares)                        2,648,803        3.3
 ...............................................................................................................
United Kingdom            45,500    Diageo PLC                                             494,441        0.6
                         145,000    Unilever PLC                                         1,379,604        1.7
                                                                                      -------------------------
                                                                                         1,874,045        2.3
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN FOOD, BEVERAGE & TOBACCO        5,346,155        6.6
 ...............................................................................................................
HEALTH CARE EQUIPMENT & SERVICES
France                    25,000    Essilor International SA                             1,029,724        1.3
 ...............................................................................................................
Germany                   24,000    +Rhoen-Klinikum AG (Preferred)                         710,486        0.9
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN HEALTH CARE EQUIPMENT &
                                    SERVICES                                             1,740,210        2.2
 ...............................................................................................................
HOTELS, RESTAURANTS & LEISURE
France                    50,000    Accor SA                                             1,514,284        1.8
 ...............................................................................................................
Switzerland                5,000    Kuoni Reisen Holding AG (Registered Shares)            943,806        1.2
 ...............................................................................................................
United Kingdom           100,000    Compass Group PLC                                      531,267        0.7
                         600,000    MyTravel Group PLC                                     185,943        0.2
                                                                                      -------------------------
                                                                                           717,210        0.9
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN HOTELS, RESTAURANTS &
                                    LEISURE                                              3,175,300        3.9
 ...............................................................................................................
INSURANCE
France                    65,000    AXA                                                    872,419        1.1
 ...............................................................................................................
Germany                    4,500    Allianz AG (Registered Shares)                         425,479        0.5
                           5,000    Muenchener Rueckversicherungs-Gesellschaft AG
                                    (Registered Shares)                                    597,633        0.7
                                                                                      -------------------------
                                                                                         1,023,112        1.2
 ...............................................................................................................
Sweden                   200,000    Skandia Forsakrings AB                                 532,519        0.7
 ...............................................................................................................
Switzerland                6,750    Swiss Re                                               442,775        0.5
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN INSURANCE                       2,870,825        3.5
 ...............................................................................................................
MATERIALS
Finland                   14,000    UPM-Kymmene Oyi                                        449,563        0.6
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
France                    60,000    +Arcelor SA                                       $    737,938        0.9%
 ...............................................................................................................
Germany                   15,000    Bayer AG                                               314,505        0.4
 ...............................................................................................................
Netherlands                9,000    Akzo Nobel NV                                          285,510        0.3
                          12,500    DSM NV                                                 569,037        0.7
                                                                                      -------------------------
                                                                                           854,547        1.0
 ...............................................................................................................
Spain                     15,000    Acerinox SA                                            550,778        0.7
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN MATERIALS                       2,907,331        3.6
 ...............................................................................................................
MEDIA
France                    10,000    Publicis Groupe                                        211,979        0.3
                         115,000    Vivendi Universal SA                                 1,857,281        2.2
                                                                                      -------------------------
                                                                                         2,069,260        2.5
 ...............................................................................................................
Netherlands               25,000    VNU NV                                                 651,940        0.8
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN MEDIA                           2,721,200        3.3
 ...............................................................................................................
PHARMACEUTICALS & BIOTECHNOLOGY
France                    15,000    Aventis SA                                             815,384        1.0
 ...............................................................................................................
Switzerland               59,000    Novartis AG (Registered Shares)                      2,152,708        2.7
                          27,000    Roche Holding AG (Genuss)                            1,881,428        2.3
                                                                                      -------------------------
                                                                                         4,034,136        5.0
 ...............................................................................................................
United Kingdom            33,000    AstraZeneca Group PLC                                1,179,413        1.5
                         142,500    GlaxoSmithKline PLC                                  2,734,576        3.3
                                                                                      -------------------------
                                                                                         3,913,989        4.8
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN PHARMACEUTICALS &
                                    BIOTECHNOLOGY                                        8,763,509       10.8
 ...............................................................................................................
RETAILING
France                    15,000    +Marionnaud Parfumeries                                453,341        0.6
                          20,000    +Marionnaud Parfumeries (Rights)(a)                     30,013        0.0
                          10,000    Pinault-Printemps-Redoute SA                           735,629        0.9
                                                                                      -------------------------
                                                                                         1,218,983        1.5
 ...............................................................................................................
United Kingdom            90,000    Marks & Spencer Group PLC                              456,407        0.6
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN RETAILING                       1,675,390        2.1
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
SOFTWARE & SERVICES
France                    75,000    Altran Technologies SA                            $    359,682        0.4%
                          20,000    Dassault Systemes SA                                   431,094        0.5
                                                                                      -------------------------
                                                                                           790,776        0.9
 ...............................................................................................................
Germany                   12,000    SAP AG (Systeme, Anwendungen, Produkte in der
                                    Datenverarbeitung)                                     940,682        1.2
 ...............................................................................................................
United Kingdom           430,000    Innovation Group PLC                                    79,609        0.1
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN SOFTWARE & SERVICES             1,811,067        2.2
 ...............................................................................................................
TECHNOLOGY HARDWARE & EQUIPMENT
Finland                  125,000    Nokia Oyj                                            1,987,301        2.4
 ...............................................................................................................
France                    65,000    Alcatel SA                                             285,122        0.4
 ...............................................................................................................
United Kingdom           200,000    +NXT PLC                                               159,380        0.2
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN TECHNOLOGY HARDWARE &
                                    EQUIPMENT                                            2,431,803        3.0
 ...............................................................................................................
TELECOMMUNICATION SERVICES
France                    27,500    France Telecom SA                                      481,360        0.6
                          90,000    +Orange SA                                             622,399        0.8
                                                                                      -------------------------
                                                                                         1,103,759        1.4
 ...............................................................................................................
Germany                   55,000    Deutsche Telekom AG                                    705,302        0.9
 ...............................................................................................................
Italy                     95,000    Telecom Italia SpA                                     720,780        0.9
                         200,000    Telecom Italia SpA (Savings Shares)                  1,009,523        1.2
                                                                                      -------------------------
                                                                                         1,730,303        2.1
 ...............................................................................................................
Spain                    107,500    +Telefonica SA                                         962,273        1.2
 ...............................................................................................................
United Kingdom         1,750,000    Vodafone Group PLC                                   3,190,621        3.9
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN TELECOMMUNICATION
                                    SERVICES                                             7,692,258        9.5
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
UTILITIES
Germany                   15,000    E.On AG                                           $    604,454        0.7%
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN UTILITIES                         604,454        0.7
 ...............................................................................................................
                                    TOTAL INVESTMENTS (COST--$104,191,720)(b)           80,469,785       99.1
                                    OTHER ASSETS LESS LIABILITIES                          751,471        0.9
                                                                                      -------------------------
                                    NET ASSETS                                        $ 81,221,256      100.0%
                                                                                      =========================
 ...............................................................................................................

 +Non-income producing security.

 *For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

**Investment in restricted security with an aggregate value of $0, representing
  0.0% of net assets at December 31, 2002. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted basis of $334,461.

(a) The rights may be exercised until February 7, 2003.

(b) The United States Federal income tax basis of the Fund's investments at December 31, 2002 was $105,000,688 and, accordingly, net unrealized depreciation for United States Federal income tax purposes was $(24,530,903) (gross unrealized appreciation--$5,374,250 gross unrealized depreciation--$29,905,153).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $104,191,720) (Note 1)..........    $ 80,469,785
Cash, at value (cost $717,926)..............................         717,365
Receivable for securities sold..............................         575,655
Withholding tax receivable..................................         332,343
Dividends receivable........................................          53,843
Interest receivable.........................................           2,542
                                                                ------------
       Total assets.........................................      82,151,533
                                                                ------------

LIABILITIES
Dividends to shareholders payable (Note 1)..................         739,786
Investment management fee payable (Note 2)..................          53,214
Administration fee payable (Note 2).........................          17,738
Accrued expenses and other liabilities......................         119,539
                                                                ------------
       Total liabilities....................................         930,277
                                                                ------------
NET ASSETS..................................................    $ 81,221,256
                                                                ============

Net Assets consist of:
  Common Stock, $.001 par value (Authorized 100,000,000
     shares) (Note 4).......................................    $     10,066
  Paid-in surplus...........................................     118,815,667
  Distributions in excess of net investment income..........         (26,232)
  Accumulated net realized loss on investments and foreign
     currency related transactions..........................     (13,911,444)
  Net unrealized depreciation on investments and foreign
     currency related transactions..........................     (23,666,801)
                                                                ------------
  Net Assets................................................    $ 81,221,256
                                                                ============

Net Asset Value per share
 ($81,221,256/10,066,319 shares of common stock issued and
 outstanding)...............................................           $8.07
                                                                ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2002
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends (less withholding tax $296,466).................                  $  2,371,924
  Interest..................................................                        28,592
                                                                              ------------
                                                                                 2,400,516
                                                                              ------------
Expenses
  Investment management fee (Note 2)........................                       775,734
  Administration fee (Note 2)...............................                       258,578
  Shareholder servicing fees................................                        60,746
  Custodian fees............................................                        57,239
  Audit fees................................................                        49,167
  Reports to shareholders...................................                        32,204
  Directors' fees and expenses..............................                        29,207
  NYSE listing fee..........................................                        28,293
  Legal fees................................................                        16,086
  Miscellaneous.............................................                        19,617
                                                                              ------------
      Total expenses........................................                     1,326,871
                                                                              ------------
Net investment income.......................................                     1,073,645
                                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized loss from:
  Investments--net..........................................  $(11,938,000)
  Foreign currency related transactions.....................       (28,394)    (11,966,394)
                                                              ------------
Change in unrealized appreciation (depreciation) on:
  Investments--net..........................................   (20,526,146)
  Foreign currency related transactions.....................        78,846     (20,447,300)
                                                              ------------    ------------
Net realized and unrealized loss on investments and foreign
  currency related transactions.............................                   (32,413,694)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $(31,340,049)
                                                                              ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  2002           2001
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.....................................  $  1,073,645   $    636,121
  Net realized loss on investments and foreign currency
    related transactions....................................   (11,966,394)    (2,028,669)
  Change in unrealized depreciation on investments and
    foreign currency related transactions...................   (20,447,300)   (36,830,559)
                                                              ------------   ------------
Net decrease in net assets resulting from operations........   (31,340,049)   (38,223,107)
                                                              ------------   ------------

Dividends and distributions to shareholders from:
  Net investment income ($0.09926 and $0.063389 per share,
    respectively)...........................................      (999,182)      (638,088)
  Net realized gain on investments and foreign currency
    related transactions ($0 and $0.811921 per share,
    respectively) (Note 1)..................................            --     (8,173,056)
  Tax return of capital ($0.74494 and $0.31189 per share,
    respectively)...........................................    (7,498,806)    (3,139,590)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions.............................................    (8,497,988)   (11,950,734)
                                                              ------------   ------------
Total decrease..............................................   (39,838,037)   (50,173,841)
                                                              ------------   ------------
NET ASSETS
  Beginning of year.........................................   121,059,293    171,233,134
                                                              ------------   ------------
  End of year...............................................  $ 81,221,256   $121,059,293
                                                              ============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                  ---------------------------------------------------
                                                   2002       2001       2000       1999       1998
                                                  -------   --------   --------   --------   --------
Net asset value, beginning of year..............  $ 12.03   $  17.01   $  20.64   $  19.52   $  19.01
                                                  -------   --------   --------   --------   --------
Operations:
  Net investment income.........................     0.11       0.06       0.06       0.12       0.14
  Net realized and unrealized gain (loss) on
     investments and foreign currency related
     transactions...............................    (3.23)     (3.86)     (1.33)      3.72       3.86
                                                  -------   --------   --------   --------   --------
Total from operations...........................    (3.12)     (3.80)     (1.27)      3.84       4.00
                                                  -------   --------   --------   --------   --------
Dividends and distributions to shareholders
  from:
  Net investment income*........................    (0.10)     (0.06)     (0.06)     (0.14)     (0.13)
  Net realized gain on investments and foreign
     currency related transactions..............       --      (0.81)     (2.30)     (2.58)     (3.36)
  Tax return of capital.........................    (0.74)     (0.31)        --         --         --
                                                  -------   --------   --------   --------   --------
Total dividends and distributions...............    (0.84)     (1.18)     (2.36)     (2.72)     (3.49)
                                                  -------   --------   --------   --------   --------
Net asset value, end of year....................  $  8.07   $  12.03   $  17.01   $  20.64   $  19.52
                                                  =======   ========   ========   ========   ========
Per share market value, end of year.............  $  7.10   $  10.40   $  15.00   $  18.88   $  18.56
                                                  =======   ========   ========   ========   ========
Total investment return, market value+..........   (24.02)%   (23.07)%    (8.25)%    17.07%     27.84%
Net assets at end of year (in 000's)............  $81,221   $121,059   $171,233   $207,769   $196,480
Ratio of expenses to average weekly net
  assets........................................     1.28%      1.30%      1.27%      1.30%      1.27%
Ratio of net investment income to average weekly
  net assets....................................     1.04%      0.45%      0.31%      0.59%      0.65%
Portfolio turnover rate.........................       29%        24%        33%        47%        54%

------------------------------
*Net realized gains (losses) on foreign currency related transactions, if any, are included with and distributed as net investment income in accordance with provisions of the Internal Revenue Code.

+Total investment return, market value, is based on the change in market price of a share during the year and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan.

See Notes to Financial Statements.

----------------------------------------------------------

THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES
                                 The Europe Fund, Inc. (the "Fund") was
                                 incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

Security Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, net of foreign withholding taxes where applicable. Interest income is determined on the basis of interest accrued, net of foreign withholding taxes where applicable, premium amortized and discount earned.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at a 11:00 a.m., eastern time, closing rate of exchange on valuation date.

     (ii) purchases and sales of investment securities, income and expenses at the 11:00 a.m., eastern time, closing rate of exchange prevailing on the respective dates of such transactions.

     The resultant exchange gains and losses are included in the Statement of Operations.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses include changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

     The Fund may hold foreign currency in order to facilitate the purchases of foreign securities.

Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     As of December 31, 2002, the Fund had no foreign currency exchange contracts outstanding.

Taxes: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

     The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

                               12/31/2002   12/31/2001
                               ----------   -----------
Distributions paid from:
    Ordinary Income..........  $  999,182   $   638,088
    Net Long-term Capital
      Gains..................          --     8,173,056
                               ----------   -----------
    Total Taxable
      Distributions..........     999,182     8,811,144
    Tax Return of Capital....   7,498,806     3,139,590
                               ----------   -----------
Total Distributions..........  $8,497,988   $11,950,734
                               ==========   ===========

     As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

    Undistributed ordinary
      income--net.....................  $         --
    Undistributed long-term capital
      gains--net......................            --
                                        ------------
    Accumulated earnings..............  $         --
    Capital loss carryforward.........   (11,252,350)*
    Unrealized gains/(losses)--net....   (26,352,127)**
                                        ------------
    Total accumulated
      earnings/(losses)--net..........  $(37,604,477)
                                        ============

 *On December 31, 2002, the Fund had a net capital loss carryforward of $11,252,350 which $1,957,889 expires in 2009 and $9,294,461 expires in 2010.
  This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to: deferred post October currency and capital losses and deferral of wash sales.

     Under the current tax law, capital and currency losses realized after October 31, 2002 are deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the Fund elected to defer currency and capital losses occurring between November 1, 2002 and December 31, 2002 in the amounts of $26,232 and $1,850,126, respectively.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Accordingly, certain amounts have been reclassified within capital to reflect Fund distributions. On the statement of assets and liabilities, the Fund decreased paid-in surplus by $7,498,806, decreased accumulated undistributed net realized loss on investments by $28,394 and decreased distributions in excess of net investment income by $7,470,412. This reclassification was a result of permanent book-to-tax differences and had no effect on the net assets or net asset value per share of the Fund.

Use of Estimates: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS
WITH AFFILIATES
AND AGREEMENTS
                                 The Fund had previously entered into Agreements with Mercury Asset Management International
Channel Islands Ltd. (as investment manager), and Merrill Lynch Investment Managers International Limited, doing business as Mercury Advisors, formerly known as Mercury Asset Management International Ltd. (as investment advisor).

     Effective December 11, 2000, the Fund has entered into an Amended and Restated Investment Management Agreement (the "Management Agreement") with Merrill Lynch Investment Managers International Limited (the "Manager") which replaced the investment management agreement and the investment advisory agreement previously in effect.

     The Management Agreement provides that the Fund will pay the Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Manager makes investment decisions on behalf of the Fund subject to the overall supervision of the Board of Directors. The Manager is a subsidiary of Merrill Lynch Investment Managers Limited, the ultimate parent of which is Merrill Lynch & Co., Inc.

     The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of Merrill Lynch & Co., Inc.

     Certain directors and officers of the Fund are also directors and officers of the Administrator.

NOTE 3. INVESTMENT
TRANSACTIONS
                                 Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2002 were $29,564,604 and
$36,353,713, respectively.

NOTE 4. CAPITAL
                                 There are 100 million shares of $.001 par value common stock authorized. Of the 10,066,319 shares outstanding at December 31, 2002,
Merrill Lynch Investment Managers International Limited owned 1,736 shares in respect of the Fund's initial seed capital and reinvested distributions.

NOTE 5. QUARTERLY
RESULTS OF
OPERATIONS*
(UNAUDITED)

                                                            NET REALIZED
                                                                 AND
                                                             UNREALIZED
                                                           GAIN (LOSS) ON
                                                             INVESTMENTS
                                                             AND FOREIGN
                                              NET             CURRENCY
                         INVESTMENT       INVESTMENT           RELATED
                           INCOME        INCOME (LOSS)      TRANSACTIONS
                       --------------   ---------------   -----------------
                                 PER              PER                 PER
                       TOTAL    SHARE   TOTAL    SHARE     TOTAL     SHARE
                       ------   -----   ------   ------   --------   ------
March 31, 2001.......  $  394   $0.04   $ (141)  $(0.02)  $(27,435)  $(2.73)
June 30, 2001........   1,286    0.13      813     0.08     (4,662)   (0.46)
September 30, 2001...     726    0.07       10     0.00**  (21,115)   (2.10)
December 31, 2001....      79    0.00**    (46)    0.00**   14,353     1.43
                       ------   -----   ------   ------   --------   ------
Total................  $2,485   $0.24   $  636   $ 0.06   $(38,859)  $(3.86)
                       ======   =====   ======   ======   ========   ======
March 31, 2002.......  $  383   $0.04   $   51   $ 0.01   $ (2,092)  $(0.21)
June 30, 2002........   1,052    0.11      870     0.09     (9,325)   (0.93)
September 30, 2002...     753    0.07      210     0.02    (29,796)   (2.96)
December 31, 2002....     213    0.02      (57)   (0.01)     8,799     0.87
                       ------   -----   ------   ------   --------   ------
Total................  $2,401   $0.24   $1,074   $ 0.11   $(32,414)  $(3.23)
                       ======   =====   ======   ======   ========   ======

------------------------------

 *Totals expressed in thousands of dollars except per share amounts.

**Amount is less than $.01 per share.

NOTE 6. PER SHARE
SELECTED QUARTERLY
FINANCIAL DATA
(UNAUDITED)

                            NET ASSET              MARKET
                              VALUE                PRICE**
                         ---------------   -----------------------
QUARTER ENDED             HIGH     LOW        HIGH         LOW       VOLUME*
-------------            ------   ------   ----------   ----------   -------
March 31, 2001.........  $17.19   $13.35       $15.64       $11.65    1,432
June 30, 2001..........   15.51    13.79        13.59        11.95    1,051
September 30, 2001.....   14.08    10.29        12.38         8.84      935
December 31, 2001......   13.36    11.53        11.50         9.90    1,398
March 31, 2002.........   12.25    10.86        10.80         9.78    1,465
June 30, 2002..........   11.93    10.36        10.75         9.40    1,218
September 30, 2002.....   10.99     7.93         9.85         7.05      872
December 31, 2002......    9.41     7.70         8.26         6.75    1,215

------------------------------

 *In thousands.

**Based on closing prices as reported on the New York Stock Exchange.

ADDITIONAL
INFORMATION
(UNAUDITED)
                                 During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund

     Michel Legros is the lead portfolio manager of the Fund, and is part of the European Equity team.

--------------------------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors
The Europe Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of The Europe Fund, Inc., including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Europe Fund, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                         /s/ ERNST & YOUNG LLP

MetroPark, New Jersey
February 4, 2003

--------------------------------------------------------------------------------

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
Dear Shareholder:

     The following information summarizes the 2002 per share distributions paid by the Fund on December 31, 2002 to shareholders of record on December 13, 2002.

                                       FOREIGN
   FOREIGN    RETURN       TOTAL        TAXES
   SOURCE       OF          CASH       PAID OR
   INCOME     CAPITAL   DISTRIBUTION  WITHHELD
  ---------  ---------  ------------  ---------
  $0.099260  $0.744940  $0.844200     $0.029451

     The tax reporting treatment of a return of capital is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis of your shares in the Fund.

     The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisors regarding the appropriate treatment of foreign taxes paid.
--------------------------------------------------------------------------------

          DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)
--------------------------------------------------------------------------------

     Pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan"), shareholders will have all distributions, net of any applicable U.S. withholding tax (including, in the case of non-U.S. shareholders, backup withholding taxes) automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan. Shareholders who do not wish to participate in the Plan or who wish to terminate participation in the Plan may elect, by notifying the Plan Agent in writing, to receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with the nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan. A beneficial owner holding shares through a nominee may not be able to transfer their shares and continue to participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution, participants in the Plan will receive the equivalent in shares of the Fund valued as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at that time, or if the Fund should declare a distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will buy, as agent for the participants, Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Purchases by the Plan Agent will be made on or shortly after the payment date for the distribution and in no event more than 30 days after that date except where temporary curtailment or suspension of purchase is necessary to comply with U.S. Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting distributions. The Plan Agent's fees for the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or any distributions payable only in cash.

     With respect to purchases with voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the proportionately lower commission thus attainable.

     The receipt of distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on the distributions. Under presently outstanding regulations, shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated, for U.S. Federal income tax purposes, as receiving a taxable distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.

     Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority). Further information concerning the Plan may be obtained by contacting the Plan Agent at P.O. Box 11260, Church Street Station, New York, New York 10277-0760,
Attention: Dividend Reinvestment Service, or by calling 1-800-524-4588.

---------------------------------------------------------------------------------------------------
THE EUROPE FUND, INC.
DIRECTORS AND OFFICERS
---------------------------------------------------------------------------------------------------

                                POSITION(S) HELD      LENGTH OF         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE                WITH FUND        TIME SERVED*          DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
                                        INTERESTED DIRECTOR
---------------------------------------------------------------------------------------------------
 Terry K. Glenn**                President and     2000 to present   Chairman, Americas Region
  P.O. Box 9011                  Director                            since 2000 and Executive Vice
  Princeton, NJ 08543-9011                                           President since 1983 of Fund
  Age: 62                                                            Asset Management, L.P. ("FAM")
                                                                     and Merrill Lynch Investment
                                                                     Managers, L.P. ("MLIM");
                                                                     President of Merrill Lynch
                                                                     Mutual Funds since 1999;
                                                                     President of FAM Distributors,
                                                                     Inc. ("FAMD") since 1986 and
                                                                     Director thereof since 1991;
                                                                     Executive Vice President and
                                                                     Director of Princeton
                                                                     Services, Inc. since 1993;
                                                                     President of Princeton
                                                                     Administrators, L.P. since
                                                                     1988; Director of Financial
                                                                     Data Services, Inc. since
                                                                     1985.
---------------------------------------------------------------------------------------------------
                                       INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------
 David O. Beim                   Director          2000 to present   Professor of Finance and
  P.O. Box 9095                                                      Economics at the Columbia
  Princeton, NJ 08543-9095                                           University Graduate School of
  Age: 62                                                            Business since 1991; Trustee
                                                                     of Outward Bound U.S.A. and of
                                                                     Phillips Exeter Academy.
---------------------------------------------------------------------------------------------------
 James T. Flynn                  Director          2000 to present   Chief Financial Officer of
  P.O. Box 9095                                                      J.P. Morgan & Co., Inc. from
  Princeton, NJ 08543-9095                                           1990 to 1995 and an employee
  Age: 63                                                            of J.P. Morgan in various
                                                                     capacities from 1964 to 1995.
---------------------------------------------------------------------------------------------------
 Todd Goodwin                    Director          2002 to present   General Partner of Gibbons,
  P.O. Box 9095                                                      Goodwin, van Amerongen
  Princeton, NJ 08543-9095                                           (investment banking firm)
  Age: 71                                                            since 1984; Director of Johns
                                                                     Manville from 1991 to 2000.
---------------------------------------------------------------------------------------------------

------------------------------  -------------------------------------
THE EUROPE FUND, INC.
DIRECTORS AND OFFICERS
------------------------------  -------------------------------------
                                  NUMBER OF
                                PORTFOLIOS IN
                                 FUND COMPLEX           OTHER
                                   OVERSEEN         DIRECTORSHIPS
NAME, ADDRESS & AGE              BY DIRECTOR       HELD BY DIRECTOR
------------------------------  -------------------------------------
                                         INTERESTED DIRECTOR
---------------------------------------------------------------------
 Terry K. Glenn**                117 Funds 162   None
  P.O. Box 9011                  Portfolios
  Princeton, NJ 08543-9011
  Age: 62

---------------------------------------------------------------------
                                        INDEPENDENT DIRECTORS
---------------------------------------------------------------------
 David O. Beim                   7 Funds         None
  P.O. Box 9095                  13 Portfolios
  Princeton, NJ 08543-9095
  Age: 62

---------------------------------------------------------------------
 James T. Flynn                  7 Funds         None
  P.O. Box 9095                  13 Portfolios
  Princeton, NJ 08543-9095
  Age: 63

---------------------------------------------------------------------
 Todd Goodwin                    7 Funds         None
  P.O. Box 9095                  13 Portfolios
  Princeton, NJ 08543-9095
  Age: 71

---------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
THE EUROPE FUND, INC.
DIRECTORS AND OFFICERS (CONTINUED)
---------------------------------------------------------------------------------------------------

                                POSITION(S) HELD      LENGTH OF         PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS & AGE           WITH FUND        TIME SERVED*          DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
 George W. Holbrook              Director          2002 to present   Managing Partner of Bradley
  P.O. Box 9095                                                      Resources Company (private
  Princeton, NJ 08543-9095                                           investment company) since
  Age: 71                                                            1953; Director of Thoratec
                                                                     Laboratories Corporation
                                                                     (medical device manufacturers)
                                                                     since 1995.
---------------------------------------------------------------------------------------------------
 W. Carl Kester                  Director          2000 to present   Mizuho Financial Group
  P.O. Box 9095                                                      Professor of Finance, Senior
  Princeton, NJ 08543-9095                                           Associate Dean and Chairman of
  Age: 51                                                            the MBA Program of Harvard
                                                                     University Graduate School of
                                                                     Business Administration since
                                                                     1999 and a member of the
                                                                     faculty since 1981.
---------------------------------------------------------------------------------------------------
 Karen P. Robards                Director          2000 to present   President of Robards &
  P.O. Box 9095                                                      Company, a financial advisory
  Princeton, NJ 08543-9095                                           firm since 1987; Director of
  Age: 52                                                            Enable Medical Corporation
                                                                     since 1996; Director of
                                                                     Atricure, Inc. since 2000;
                                                                     Director of CineMuse, Inc.
                                                                     from 1996 to 2000; Co-Founder
                                                                     and Director of The Cooke
                                                                     Center for Learning and
                                                                     Development, a non profit
                                                                     educational organization,
                                                                     since 1987.
---------------------------------------------------------------------------------------------------

------------------------------  -------------------------------------
THE EUROPE FUND, INC.
DIRECTORS AND OFFICERS (CONTINUED)
------------------------------  -------------------------------------
                                  NUMBER OF
                                PORTFOLIOS IN
                                 FUND COMPLEX           OTHER
                                   OVERSEEN         DIRECTORSHIPS
     NAME, ADDRESS & AGE         BY DIRECTOR       HELD BY DIRECTOR
------------------------------  -------------------------------------
 George W. Holbrook              7 Funds         Thortec Laboratories
  P.O. Box 9095                  13 Portfolios   Corporation
  Princeton, NJ 08543-9095
  Age: 71

---------------------------------------------------------------------
 W. Carl Kester                  7 Funds         None
  P.O. Box 9095                  13 Portfolios
  Princeton, NJ 08543-9095
  Age: 51

---------------------------------------------------------------------
 Karen P. Robards                7 Funds         None
  P.O. Box 9095                  13 Portfolios
  Princeton, NJ 08543-9095
  Age: 52

---------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
THE EUROPE FUND, INC.
DIRECTORS AND OFFICERS (CONTINUED)
---------------------------------------------------------------------------------------------------

                                POSITION(S) HELD      LENGTH OF         PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS & AGE           WITH FUND        TIME SERVED*          DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
                                        FUND'S OFFICERS***
---------------------------------------------------------------------------------------------------
 Donald C. Burke                 Vice President    1999 to present   First Vice President of MLIM
  P.O. Box 9011                  and Treasurer                       and FAM since 1997 and
  Princeton, NJ 08543-9011                                           Treasurer thereof since 1999;
  Age: 42                                                            Senior Vice President and
                                                                     Treasurer of Princeton
                                                                     Services since 1999; Vice
                                                                     President of MLIM and FAM from
                                                                     1990 to 1997; Director of MLIM
                                                                     Taxation since 1990.
---------------------------------------------------------------------------------------------------
 Robert C. Doll, Jr.             Senior Vice       2002 to present   President and Global Chief
  P.O. Box 9011                  President                           Investment Officer of MLIM and
  Princeton, NJ 08543-9011                                           member of the Executive
  Age: 49                                                            Management Committee of ML &
                                                                     Co., Inc. since 2001; Chief
                                                                     Investment Officer, Senior
                                                                     Vice President and Co-Head of
                                                                     MLIM Americas from 1999 to
                                                                     2001; Chief Investment Officer
                                                                     of Oppenheimer Funds, Inc.
                                                                     from 1987 to 1999 and
                                                                     Executive Vice President from
                                                                     1991 to 1999.
---------------------------------------------------------------------------------------------------
 Susan B. Baker                  Secretary         2002 to present   Director of MLIM (Legal
  P.O. Box 9011                                                      Advisory) since 1999 and Vice
  Princeton, NJ 08543-9011                                           President from 1993 to 1999;
  Age: 45                                                            Attorney of MLIM since 1987.
---------------------------------------------------------------------------------------------------

------------------------------  -------------------------------------
THE EUROPE FUND, INC.
DIRECTORS AND OFFICERS (CONTINUED)
------------------------------  -------------------------------------
                                  NUMBER OF
                                PORTFOLIOS IN
                                 FUND COMPLEX           OTHER
                                   OVERSEEN         DIRECTORSHIPS
     NAME, ADDRESS & AGE         BY DIRECTOR       HELD BY DIRECTOR
------------------------------  -------------------------------------
                                         FUND'S OFFICERS***
---------------------------------------------------------------------
 Donald C. Burke                 N/A             N/A
  P.O. Box 9011
  Princeton, NJ 08543-9011
  Age: 42
---------------------------------------------------------------------
 Robert C. Doll, Jr.             N/A             N/A
  P.O. Box 9011
  Princeton, NJ 08543-9011
  Age: 49
---------------------------------------------------------------------
 Susan B. Baker                  N/A             N/A
  P.O. Box 9011
  Princeton, NJ 08543-9011
  Age: 45
---------------------------------------------------------------------

---------------

  * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

 ** Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

*** Officers of the Fund serve at the pleasure of the Board of Directors.

------------------------------------------------------
DIRECTORS AND OFFICERS
 TERRY K. GLENN, Director and President
*DAVID O. BEIM, Director
*JAMES T. FLYNN, Director
*TODD GOODWIN, Director
*GEORGE W. HOLBROOK, JR., Director
*W. CARL KESTER, Director
*KAREN P. ROBARDS, Director
 DONALD C. BURKE, Vice President and Treasurer
 ROBERT C. DOLL, Jr. Senior Vice President
 SUSAN B. BAKER, Secretary

*Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

------------------------------------------------------
EXECUTIVE OFFICES--
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(For latest net asset value and requests for Fund
Reports, please call 1-800-543-6217 or
1-609-282-4600)

INVESTMENT MANAGER--
Merrill Lynch Investment Managers International Limited
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095

CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL--
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

INDEPENDENT AUDITORS--
Ernst & Young LLP
99 Wood Avenue South
Iselin, New Jersey 08830

----------------------------------------------------------
SUMMARY OF GENERAL INFORMATION
----------------------------------------------------------

THE FUND

The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Merrill Lynch Investment Managers International Limited, a company organized in England and Wales and regulated by IMRO and the U.S. Securities and Exchange Commission.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Net asset value (NAV) and market price information about the Fund's shares are published weekly in The Wall Street Journal and the New York Times and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:

The Bank of New York
Telephone Inquiries: 1-800-432-8224
Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286
Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                              [The Europe Fund Art Work]

                                THE EUROPE FUND, INC.

                                    ANNUAL REPORT
                                  DECEMBER 31, 2002

-------------------------------------------------------------------------------
Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -   Disclose annually only (not answered until December 15, 2003)

           (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

           (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
                  (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

           (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

           (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

           (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

           (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

           (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

           (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

           (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
                  (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 -       Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8 --         Reserved

Item 9(a) -       Disclose the conclusions of the registrant's principal
                  executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule
                  30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b) --      There were no significant changes in the registrant's
                  internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 -         Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.



                  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                  The Europe Fund, Inc.

                  By:    /s/ Terry K. Glenn
                     --------------------------
                     Terry K. Glenn,
                     President of
                     The Europe Fund, Inc.

                  Date: February 24, 2003

                  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                  By:    /s/ Terry K. Glenn
                     --------------------------
                     Terry K. Glenn,
                     President of
                     The Europe Fund, Inc.

                  Date: February 24, 2003

                  By:    /s/ Donald C. Burke
                     --------------------------
                     Donald C. Burke
                     Chief Financial Officer of
                     The Europe Fund, Inc.

                  Date: February 24, 2003